UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

May 8, 2023

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

Gaucho Group Holdings, Inc. (the “Company”) virtually convened a 2023 Special Stockholder Meeting (the “Meeting”) on May 8, 2023 at 12:00 p.m. Eastern Time. A quorum was present for the Meeting.

At the Meeting, one proposal was submitted to the stockholders for approval as set forth in the definitive Proxy Statement as filed with the SEC on March 23, 2023. As of the record date, March 14, 2023, a total of 5,521,800 shares of common stock of the Company were issued and a total of 5,521,519 shares of common stock were outstanding and entitled to vote. The holders of record of 2,256,527 shares of common stock were present in person or represented by proxy at said Meeting for a total of 2,256,527 votes represented at the meeting. Such amount represented 40.87% of the shares entitled to vote at such meeting.

At the Meeting, the stockholders approved the proposal submitted. The votes on the proposal were cast as set forth below:

1.	Proposal 1 – To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance and exercise of shares of our common stock to be issued pursuant to that certain Securities Purchase Agreement, dated February 21, 2023 (the “Purchase Agreement”), that certain senior secured convertible promissory note dated February 21, 2023 (the “Note”), that certain common stock purchase warrant dated February 21, 2023 (the “Warrants”), and that certain Registration Rights Agreement, dated February 21, 2023 (the “Registration Rights Agreement”) by and between the Company and an institutional investor.

Shares FOR	Shares AGAINST	ABSTAIN
2,152,572	99,536	4,419

Item 7.01 Regulation FD Disclosure.

For a recording of the 2023 Special Stockholder’s Meeting which includes commentary by the Company’s President and CEO, Scott Mathis, please see: https://www.cstproxy.com/gauchogroupholdings/sm2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of May 2023.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO